                              UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      May 3, 2010

                                                 -------------------------

                              HASBRO, INC.

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         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

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  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

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 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

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           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

    Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On May 3, 2010, the Compensation Committee of the Board of Directors of Hasbro, Inc. (the “Company”) determined that the Company will not enter into any new or materially amended employment or other agreements with executive officers which provide for gross-up payments designed to offset the impact of the excise tax, or any associated interest or penalties, imposed by Section 4999 of the Internal Revenue Code of 1986, as amended, on payments made in the event of a change in control of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.

                                             ------------

                                             (Registrant)

Date: May 4, 2010                      By:    /s/ Deborah Thomas

                                              --------------------------

                                              Deborah Thomas

                                              Senior Vice President and

                                              Chief Financial Officer